     Exhibit 21. There is furnished a list of subsidiaries of Dresser Industries, Inc. as of October 31, 1997. See Note (a).

                                                           STATE OR OTHER        % OF VOTING
                                                           SOVEREIGN POWER     SECURITIES OWNED
                                                          UNDER THE LAWS OF      BY IMMEDIATE
                       NAME                                WHICH ORGANIZED          PARENT
------------------------------------------------------    -----------------    ----------------
American Thai Barite Limited                               Thailand                 100%
Atlantic Minerals and Products Corporation                 Florida                  100%
  Sperry-Sun International, Inc.                           Delaware                  78.26% (1)
    NL do Brazil Ltda.                                     Brazil                   100%
    Sperry-Sun Drilling Services (Cyprus) Ltd.             Cyprus                   100%
    Sperry-Sun Saudia Company Limited                      Saudi Arabia              75%    (2)
AVA S.A.R.L.                                               France                   100%
Axelson, Inc.                                              Delaware                 100%
Axelson Pump Company                                       Delaware                 100%
  Axelson Kuban                                            Russia                    44.55%
Baroid Caribbean Limited                                   Cayman Islands            50%
Baroid de Venezuela, S.A.                                  Venezuela                 99.73% (3)
Baroid Equipment, Inc.                                     California               100%
  Baroid Equipment Canada, Inc.                            California               100%
Baroid GmbH                                                Germany                  100%
Baroid International Inc.                                  Delaware                 100%
  Baroid, S.A. de C.V.                                     Mexico                    51%
  NL Baroid (Cameroon) S.A.R.L.                            Cameroun                 100%
Baroid International Trading Corporation                   Delaware                 100%
  Baroid Australia Pty. Limited                            Australia                 90%
  Dresser AS                                               Norway                   100%
  Baroid Corporation of Canada Ltd.                        Canada                   100%
    Baroid Group (Partnership)                             Canada                    54%    (4)
    DB Stratabit (Canada) Ltd.                             Canada                   100%
  Baroid (Far East) Pte. Ltd.                              Singapore                100%
  Baroid International, S.p.A.                             Italy                    100%
    Security DBS Italia S.r.L.                             Italy                    100%
  Baroid Pigmina Industrial e Comercial Ltda.              Brazil                   100%
  Dresser Industries RUS                                   Russia                   100%
  Baroid S.A.R.L.                                          Tunisia                  100%
  Pacific Petroleum Products, Inc.                         Delaware                 100%
    Minerales Andinos, S.A.                                Peru                     100%
  Petroleum Information & Equipment Services Pte. Ltd.     Singapore                100%
  Societe de Developpement de Barytine                     Morocco                  100%
  Sperry-Sun de Ecuador S.A.                               Ecuador                  100%
  WeCem AS                                                 Norway                    50.67%
Baroid Middle East, Inc.                                   Delaware                 100%    (5)
Baroid Nigeria, Inc.                                       Delaware                 100%
  Baroid Drilling Chemical Products Limited                Nigeria                   60%
  Baroid of Nigeria Limited                                Nigeria                   60%
Baroid Sales Export Corporation                            Delaware                 100%
Baroid Technology, Inc.                                    Delaware                 100%
Basin Surveys, Inc.                                        West Virginia            100%
Canadian Baroid Sales Ltd.                                 Canada                   100%

                                                           STATE OR OTHER        % OF VOTING
                                                           SOVEREIGN POWER     SECURITIES OWNED
                                                          UNDER THE LAWS OF      BY IMMEDIATE
                       NAME                                WHICH ORGANIZED          PARENT
------------------------------------------------------    -----------------    ----------------
CEBO International B.V.                                    Netherlands               50%
  CEBO Bohrmaterialien GmbH                                Germany                  100%
  CEBO Holland B.V.                                        Netherlands              100%
  CEBO Marine B.V.                                         Netherlands              100%
  CEBO U.K. Ltd.                                           Scotland                 100%
Compania Transandina de Exportacion, Inc.                  Delaware                 100%
DB Stratabit GmbH                                          Germany                  100%
  The M.W. Kellogg GmbH                                    Germany                   99%    (6)
DB Stratabit Pte. Ltd.                                     Singapore                100%
  DB Stratabit Sdn. Bhd.                                   Malaysia                  49%
DB Stratabit S.A.                                          Belgium                  100%
  DB Stratabit S.A.                                        France                   100%
DBS-Tunisie                                                Tunisia                  100%
DB Stratabit S. A. R. L.                                   Tunisia                  100%
Dresser Russia, Inc.                                       Delaware                 100%
Dressbi, L.L.C.                                            Texas                    100%
Dresser AG                                                 Liechtenstein            100%
  Dresser Anstalt                                          Liechtenstein            100%
    Dresser Australia Pty. Ltd.                            Australia                100%
  Dresser Cameroun S.a.r.L.                                Cameroun                  90%    (7)
  International Oil Field Engineering Ltd.                 Cayman Islands            51%
Dresser (Algeria) Inc.                                     Delaware                 100%
Dresser Argentina S.A.                                     Argentina                100%
Dresser Canada, Inc.                                       Canada                    85%    (8)
  Dresser Ireland Finance Company                          Ireland                   78%    (9)
Dresser Caspian, Inc.                                      Delaware                 100%
Dresser Corporation                                        Nevada                   100%
Dresser de Venezuela, C.A.                                 Venezuela                100%
Dresser Far East, Inc.                                     Delaware                 100%
  Dresser Oil Services Vietnam Limited                     Vietnam                  100%
Dresser Foreign Sales Corporation Limited                  Guam                     100%
Dresser Holding, Inc.                                      Delaware                 100%
  Dresser International Sales Corporation                  Delaware                 100%
Dresser (Holdings) Limited                                 England                   66.85% (10)
  AVA (U.K.) Limited                                       England                  100%
  Sub Sea Offshore (Holdings) Limited                      England                  100%
    Sub Sea Offshore Limited                               England                  100%
      Sub Sea Offshore Holdings Norge A/S                  Norway                   100%
      Sub Sea Offshore Pte Ltd                             Singapore                100%
  Baroid Corporation                                       England                   99%    (11)
    Baroid Limited                                         England                  100%
    DB Stratabit Limited                                   Scotland                 100%
      Strata Bit Limited                                   Scotland                 100%
    NL Overseas Service Company, Ltd.                      England                  100%
    Dresser Drilling and Production Services Limited       England                  100%
    Russell Attitude Systems, Ltd.                         England                  100%

                                                           STATE OR OTHER        % OF VOTING
                                                           SOVEREIGN POWER     SECURITIES OWNED
                                                          UNDER THE LAWS OF      BY IMMEDIATE
                       NAME                                WHICH ORGANIZED          PARENT
------------------------------------------------------    -----------------    ----------------
    Sperry-Sun (U.K.) Limited                              England                  100%
Dresser Acquisitions Limited                               England                  100%
  North Sea Assets Limited                                 Scotland                 100%
    British Underwater Engineering Limited                 England                  100%
    Bue Ships Ltd.                                         England                  100%
    SubSea HMB Ltd.                                        Scotland                 100%
      HMB Subwork Limited                                  England                  100%
      Sub Sea Norge A/S                                    Norway                   100%
Dresser Group Pension Trustee Limited                      England                  100%
Dresser Holmes Limited                                     England                  100%
  B. Thornton Limited                                      England                  100%
  George Street Parade Limited                             England                  100%
  Holmes Blowers Limited                                   England                  100%
  Vactor Industrial Pollution (U.K.) Limited               England                  100%
Dresser U. K. Limited                                      England                  100%
  British Pleuger Submersible Pumps Limited                England                  100%
  LCL Knightsbridge Limited                                England                  100%
  Studebaker-Worthington (U.K.) Limited                    England                  100%
  Worthington Pumping Systems Limited                      England                  100%
  Worthington-Simpson Ltd.                                 England                  100%
Dresser U.K. Pensions Limited                              England                  100%
Granherne (Holdings) Ltd.                                  England                  100%
  Granherne International (Holdings) Ltd.                  England                   65%    (12)
    Granherne Limited                                      England                  100%
    Granherne Information Systems Limited                  England                  100%
    Granherne International Limited                        England                  100%
      Granherne Inc.                                       Texas                    100%
      Granherne (NZ) Limited                               New Zealand              100%
      Granherne Pty. Ltd.                                  Australia                100%
      Granherne Sdn. Bhd.                                  Malaysia                 100%
Dresser Kellogg Energy Services Limited                    England                  100%
M.W. Kellogg (Eastern Hemisphere) Limited                  England                  100%
M.W. Kellogg Group Limited                                 England                  100%
M.W. Kellogg Limited                                       England                   55%    (13)
  Kellogg Construction Limited                             England                  100%
  Kellogg Offshore Limited                                 England                  100%
  Kellogg Plant Services Limited                           England                  100%
  KESA Limited                                             England                  100%
  K.R.S.A. Limited                                         England                  100%
  M. W. Kellogg International Limited                      England                  100%
  M. W. Kellogg (Pensions) Limited                         England                  100%
  MWKL Field Services Limited                              Cayman Islands           100%
  MWKL Middle East Limited                                 England                  100%
Mono Group                                                 Scotland                  99%    (14)
  Mono Group Pension Trustees Limited                      Scotland                 100%
  Mono Pumps Limited                                       England                  100%

                                                           STATE OR OTHER        % OF VOTING
                                                           SOVEREIGN POWER     SECURITIES OWNED
                                                          UNDER THE LAWS OF      BY IMMEDIATE
                       NAME                                WHICH ORGANIZED          PARENT
------------------------------------------------------    -----------------    ----------------
    Mono Pumps (Australia) Pty. Limited                    Australia                100%
    Mono Pumps (Engineering) Limited                       England                  100%
    Mono Pumps (Manufacturing) Limited                     England                  100%
    Mono Pumps (New Zealand) Limited                       New Zealand              100%
    Mono Pumps (U.K.) Limited                              England                  100%
    W. T. Limited                                          England                  100%
  T. K. Valve Holdings                                     England                   99%    (15)
    TK Valve Limited                                       England                  100%
      T K Valve (Abu Dhabi) Limited                        Scotland                 100%
      T K Valve (Europe) Limited                           Scotland                 100%
      TK Valve (Singapore) Pte. Ltd.                       Singapore                100%
Dresser Industria e Comercio Ltda.                         Brazil                   100%
Dresser International, Ltd.                                Delaware                 100%
Dresser Investments N.V.                                   Netherlands Antilles     100%
Dresser Korea, Inc.                                        Korea                    100%
Dresser Minerals International, Inc.                       Texas                    100%
Dresser-Nagano, Inc.                                       Delaware                  71.04%
Dresser Oil Tools, Inc.                                    Delaware                 100%
Dresser Oilfield Gabon S.a.r.L.                            Gabon                     95%    (16)
Dresser Oilfield Operations (Nigeria) Inc.                 Delaware                 100%
  Dresser Oilfield Operations (Nigeria) Limited            Nigeria                  100%
Dresser Oilfield Services, Inc.                            Delaware                 100%
Dresser-Rand Canada, Inc.                                  Canada                    51%
Dresser-Rand Company (Partnership)                         New York                  51%
  DRSS Company (Partnership)                               New York                 100%
  Dresser-Rand Argentina S.A.                              Argentina                100%
  Dresser-Rand C.I. Limited                                Cayman Islands           100%
  Dresser-Rand Compression Services, S.A.                  Switzerland              100%
  Dresser-Rand Holding Company                             Delaware                 100%
    Dresser-Rand B.V.                                      Netherlands              100%
      Turboservice Sp. z o.o                               Poland                    70%
    Dresser-Rand GmbH                                      Germany                  100%
    Dresser-Rand Japan Ltd.                                Japan                    100%
    Dresser-Rand (Nigeria) Ltd.                            Nigeria                   60%
    Dresser-Rand Overseas Sales Company                    Delaware                 100%
      Dresser-Rand Company Ltd.                            England                  100%
      Dresser-Rand (U.K.) Ltd.                             England                  100%
    Dresser-Rand Sales Company, S.A.                       Switzerland              100%
      Dresser-Rand Services S.a.r.L.                       Switzerland              100%
    Dresser-Rand de Venezuela S.A.                         Venezuela                100%
    Southwest Industries, Inc.                             Delaware                 100%
    Turbodyne Electric Power Corporation                   Delaware                 100%
  Dresser-Rand International B.V.                          Netherlands              100%
  Dresser-Rand Italia S.r.L.                               Italy                    100%
  Dresser-Rand Machinery Repair Belgie N.V.                Belgium                  100%
  Dresser-Rand de Mexico, S.A. de C.V.                     Mexico                   100%

                                                           STATE OR OTHER        % OF VOTING
                                                           SOVEREIGN POWER     SECURITIES OWNED
                                                          UNDER THE LAWS OF      BY IMMEDIATE
                       NAME                                WHICH ORGANIZED          PARENT
------------------------------------------------------    -----------------    ----------------
  Dresser-Rand Power, Inc.                                 Delaware                 100%
    Dresser-Rand Comercio e Industria Ltda.                Brazil                   100%
    Dresser-Rand A/S                                       Norway                   100%
    Dresser-Rand (SEA) Pte. Ltd.                           Singapore                100%
  Dresser-Rand S.A.                                        France                   100%
  Dresser-Rand Services B.V.                               Netherlands              100%
    Dresser-Rand Czech Spol. S R. O.                       Czechoslovakia           100%
Dresser Services, Inc.                                     Delaware                 100%
Dresser South Africa (Pty.) Ltd.                           South Africa             100%
Fann Instrument Company                                    Delaware                 100%
GAZDMD Avtomatika                                          Russia                   100%
Grove Foreign Sales Corporation                            Barbados                 100%
M. W. Kellogg-Delaware Inc.                                Delaware                 100%
  Dresser Kellogg Energy Services Inc.                     Delaware                 100%
    Wellstream International, Inc.                         Delaware                 100%
  The M. W. Kellogg Company                                Delaware                 100%
    Kellogg Cardon, C.A                                    Venezuela                100%
    Kellogg Foreign Sales Corporation                      Barbados                 100%
    Kellogg Pan American, C.A.                             Venezuela                100%
    M. W. Kellogg Technology Company                       Delaware                 100%
    TSKJ II Construcoes Internacionais Sociedade
         Unipessoal Limitada                               Portugal                 100%
      TSKJ Nigeria, Limited                                Nigeria                  100%
    M. W. Kellogg Holdings, Inc.                           Delaware                 100%
      Conkel, S. de R.L. de C.V.                           Mexico                   100%
      Intercontinental Services Limited                    Virgin Islands           100%
      KCI Constructors, Inc.                               Delaware                 100%
      KRW Energy Systems, Inc.                             Delaware                  80%
      Kellogg China Inc.                                   Delaware                 100%
      Kellogg Development Corporation                      Delaware                 100%
      Kellogg Far East, Inc.                               Delaware                 100%
      Kellogg ISL Limited                                  Cayman Islands           100%
      Kellogg India Limited                                Delaware                 100%
      Kellogg Indonesia, Inc.                              Delaware                 100%
      Kellogg International Corporation                    Delaware                 100%
      Kellogg International Services Corporation           Delaware                 100%
      Kellogg International Services Limited               Cayman Islands           100%
      Kellogg Iran, Inc.                                   Delaware                 100%
      Kellogg Italy, Inc.                                  Delaware                 100%
      Kellogg Korea, Inc.                                  Delaware                 100%
      Kellogg Malaysia, Inc.                               Delaware                 100%
      Kellogg (Malaysia) Sdn. Bhd.                         Malaysia                 100%
      Kellogg Mexico, Inc.                                 Delaware                 100%
      Kellogg Middle East Limited                          Delaware                 100%
      Kellogg Middle East Services Inc.                    Delaware                 100%
      Kellogg Nigeria Inc.                                 Delaware                 100%
      Kellogg Overseas Construction Corporation            Delaware                 100%

                                                           STATE OR OTHER        % OF VOTING
                                                           SOVEREIGN POWER     SECURITIES OWNED
                                                          UNDER THE LAWS OF      BY IMMEDIATE
                       NAME                                WHICH ORGANIZED          PARENT
------------------------------------------------------    -----------------    ----------------
      Kellogg Overseas Corporation                         Delaware                 100%
      Kellogg Overseas Services Corporation                Panama                   100%
      Kellogg Pan American Corporation                     Delaware                 100%
      Kellogg Plant Services Inc.                          Delaware                 100%
      Kellogg Rust Services Inc.                           Delaware                 100%
      Kellogg Rust Synfuels, Inc.                          Delaware                 100%
      Kellogg Saudi Arabia Limited                         Delaware                 100%
      Kellogg Services, Inc.                               Delaware                 100%
      KPA, S.A. de C.V.                                    Mexico                   100%
      Kuwait Kellogg Ltd.                                  Delaware                 100%
      Middle East Technologies, Inc.                       Delaware                 100%
      M. W. Kellogg Company Limited                        Canada                   100%
      M. W. Kellogg Constructors Inc.                      Delaware                 100%
      Pullman Incorporated Capital Corporation             Delaware                 100%
        Kellogg Holland B.V.                               Netherlands              100%
          Kellogg Continental B.V.                         Netherlands               75%
            Kellogg Continental Construction B.V.          Netherlands              100%
            Kellogg Intercontinental Limited               Cyprus                   100%
      Kellogg Algeria Inc.                                 Delaware                 100%
      Pullman Kellogg Plant Services Algeria, Inc.         Delaware                 100%
      Societe Kellogg                                      Delaware                 100%
Malaysian Barite Sdn. Bhd.                                 Malaysia                 100%
Masoneilan International, Inc.                             Delaware                 100%
  Dresser B.V.                                             Netherlands               85%    (17)
    Security DBS B.V.                                      Netherlands              100%
    Dresser Europe S.A.                                    Belgium                  100%
      ebro Electronic GmbH                                 Germany                  100%    (18)
    Dresser Industrial Products B.V.                       Netherlands              100%
      AVA Netherlands B.V.                                 Netherlands              100%
    Dresser Japan Ltd.                                     Japan                    100%
    Dresser Netherlands B.V.                               Netherlands              100%
      Dresser Wayne AB                                     Sweden                   100%
    Dresser Polska Sp. z o. o                              Poland                   100%
    Dresser Produits Industriels                           France                   100%
      Dresser Congo S.A.R.L.                               Congo                    100%
      Kellogg France, S.A.                                 France                   100%
    Dresser Oilfield Services B.V.                         Netherlands              100%
  Dresser Italia S.p.A.                                    Italy                     99%    (19)
  Dresser Latvia Limited                                   Latvia                   100%
  Dresser Masoneilan Valves Private Limited                India                     51%    (20)
  Masoneilan HP + HP GmbH                                  Germany                  100%
  Masoneilan Internacional, S.A. de C.V.                   Mexico                   100%
  Masoneilan S.A.                                          Spain                     75%    (21)
  Masoneilan (S.E.A.) Private Limited                      Singapore                100%
    Dresser Singapore Pte. Ltd.                            Singapore                 95%    (22)
Monoflo, Inc.                                              Delaware                 100%

                                                           STATE OR OTHER        % OF VOTING
                                                           SOVEREIGN POWER     SECURITIES OWNED
                                                          UNDER THE LAWS OF      BY IMMEDIATE
                       NAME                                WHICH ORGANIZED          PARENT
------------------------------------------------------    -----------------    ----------------
Nile Oilfield Engineering Limited                          Sudan                     51%
P. T. Security Mulia Indonesia                             Indonesia                 70%
Property and Casualty Insurance, Limited                   Bermuda                  100%
Property and Casualty Insurance Ltd. - U.S.                Vermont                  100%
Saber Technologies, L.L.C.                                 Texas                    100%
Security DBS (MEM) E.C.                                    Bahrain                  100%
Servicios Industrials Worthington, S.A.                    Venezuela                100%
Sociedad Espanola de Bombas y Maquinaria S.A.              Spain                    100%
Sub Sea International Inc.                                 Delaware                 100%
  Sub Sea International Australia, Inc.                    Delaware                 100%
  Sub Sea International New Zealand Inc.                   Delaware                 100%
  Sub Sea Offshore (B) Berhad                              Brunei                    70%
  Sub Sea Offshore Espana, S.A.                            Spain                    100%
  Sub Sea Offshore, Inc.                                   Delaware                 100%
    P.T. SubSea Tritek                                     Indonesia                 90%
  Sub Sea Overseas, Inc.                                   Panama                   100%
  Sub Sea Worldwide, Inc.                                  Panama                   100%
  Wellstream, Inc.                                         Delaware                 100%
Symington Wayne Overseas, Ltd.                             Canada                   100%
  Wayne Pump Company South Africa (Pty.) Ltd.              South Africa             100%
Triconos Mineros S.A.                                      Chile                    100%
Xinjiang DB Stratabit Bit and Tool Company Ltd.            China                     60%
Wheatley Pump Incorporated                                 Delaware                 100%

                                     NOTES

(a) The names of certain subsidiaries of Registrant have been omitted since the unnamed subsidiaries considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.

 1.  Remaining 21.74% owned by Dresser Industries, Inc.

 2.  Shares held in trust by NL Industries, Inc.

 3.  Remaining .27% held by various individuals.

 4. Remaining owned by Canadian Branch of Baroid Equipment Canada, Inc. (30.7%) and by DB Stratabit (Canada) Ltd. (15.3%).

 5. Shares held for the benefit of Dresser Industries, Inc. However shares have not been subscribed.

 6.  Remaining 1% held by The M.W. Kellogg Company.

 7.  Remaining 10% owned by Dresser Netherlands B.V.

 8.  Remaining 15% owned by Wheatley Gaso Inc.

 9.  Remaining 22% held by Baroid Corporation of Canada, Ltd.

10. Remaining 23.15% held by Sub Sea International, Inc. (18.53%), Baroid International Trading Corporation (14.32%) and Dresser AG (.3%).

11.  Remaining 1% owned by Dresser Acquisitions Limited.

12.  Remaining 35% held by Dresser (Holdings) Limited.

13.  Remaining 45% held by JGC Corporation.

14.  Remaining 1% owned by Dresser Acquisitions Limited.

15.  Remaining 1% owned by Dresser Acquisitions Limited.

16.  Remaining 5% owned by Dresser Minerals International, Inc.

17. Remaining 15% owned by Dresser Industries, Inc. 100% issued Class B Shares held by Dresser Anstalt.

18.  Shareholding interest actually held by German Branch of Dresser Europe S.A.

19.  Remaining 1% owned by Dresser B.V.

20.  Remaining 49% held by India Valve Investment Co., Inc.

21.  Remaining 25% held by Dresser Produits Industriels.

22.  Remaining 5% held by Masoneilan International, Inc.